                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 6, 2004

                              --------------------

                              DATATEC SYSTEMS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-20688                  94-2914253
        --------                      ---------                  ----------
(State or Other Jurisdiction         (Commission             (IRS Employer
   of Incorporation)                 File Number)            Identification No.)

                 1275 Alderman Drive, Alpharetta, GA          30005
            ---------------------------------------------------------
               (Address of Principal Executive Offices)     (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488
                                                           --------------
                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On  December  6,  2004,  David M. Milch  resigned  from the Board of
Directors of Datatec  Systems,  Inc. (the "Company")  effective as of such date.
The  resignation of Mr. Milch as a director of the Company was not the result of any  disagreement  with the  Company on any  matter  relating  to the  Company's operations, policies or practices.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATATEC SYSTEMS, INC.
                                           (Registrant)

Date:  December 8, 2004
                                       By:    /s/ Richard K. Davis
                                              ---------------------------
                                       Name:  Richard K. Davis
                                       Title: Vice President and General Counsel